UAM FUNDS

                      THE SIRACH PORTFOLIOS
                   INSTITUTIONAL CLASS SHARES

              Sirach Short-Term Reserves Portfolio

              Supplement dated June 16, 1997 to the
                Prospectus dated January 3, 1997


The information under the headings "FUND EXPENSES" on Pages 1 and 2 and "INVESTMENT ADVISER" on Page 29 is amended to reflect that the Adviser, as of June 30, 1997, will no longer waive its advisory fee or assume expenses otherwise payable by the Short-Term Reserves Portfolio (the "Portfolio") in order to keep the Portfolio's expense ratio from exceeding 0.50% of average daily net assets.